UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOLID POWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee paid previously with preliminary materials.

☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Solid Power, Inc. 486 S. Pierce Avenue, Suite E Louisville, CO 80027 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on May 20, 2026 Stockholders are cordially invited to attend the Annual Meeting and vote virtually in person. Dear Stockholder, The 2026 Annual Meeting of Stockholders of Solid Power, Inc. will be held virtually at https://www.cstproxy.com/solidpower/2026, on the 20th day of May, 2026, at 10:00 AM (Mountain time). Proposals to be considered at the Annual Meeting: (1) To elect three Class II directors to Company’s Board of Directors; (2) To ratify the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (3) To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers; and (4) To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposal 2, and ”FOR” Proposal 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/solidpower/2026 CONTROL NUMBER SOLID POWER, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 205110 Solid Power Notice Front Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/solidpower/2026

2026 Solid Power, Inc. 486 S. Pierce Avenue, Suite E Louisville, CO 80027 Important Notice Regarding the Availability of Proxy Materials For the 2026 Annual Meeting of Stockholders to be Held on May 20, 2026 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/solidpower/2026 - the Company’s Annual Report for the year ended December 31, 2025 - the Company’s 2026 Proxy Statement - the Proxy Card - any amendments to the foregoing materials that are required to be furnished to stockholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one by May 6, 2026. There is no charge for such documents to be mailed to you. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 917-262-2373, or By logging on to https://www.cstproxy.com/solidpower/2026 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 205110 Solid Power Notice Back